                                                                  EXHIBIT 10.11


                                  [LETTERHEAD]






                                       September 5, 1997


Eric Elias
Team Entertainment
12300 Wilshire Blvd.
Suite 400
Los Angeles, CA 90025

Re: AMAZING TAILS II (Contract # TDO00l/PREPROD/APL/EO/CB/KW)

Dear Sirs:

        This letter will confirm the agreement between Team Entertainment ("Producer") and DISCOVERY COMMUNICATIONS, INC. ("DCI") regarding certain development and preliminary production activities to be performed by Producer for a series twenty-six half-hour (30:00) magazine-format programs tentatively entitled Amazing Tails II on the subject of people's pets and their impact on human lives ("the Series").

        Our agreement is as follows:

        1. Producer agrees to undertake the following activities ("Production Activities") and prepare the following materials (the "Materials") for DCI in connection with the production of the Program:

                (a) Producer shall recruit and hire production staff to commence photography and begin contracting for elements of the Series;

                (b) a detailed production budget which shall include all development and pre-production monies;

                (c) a detailed production schedule;

                (d) comprehensive research materials, promotional slides, all film footage with regard to the Program and a select reel; and

                (e) the Cost Report described in paragraph 2(c), below.

Eric Elias
Team Entertainment
September 5, 1997
Page 2


        All of the Production Activities will be performed and the Materials will be prepared in accordance with the instructions of DCI. All of the Materials shall be delivered to DCI no later than September 26, 1997. DCI shall have creative and editorial approval over all aspects of the Production Activities and the Materials. Producer agrees that time is of the essence with respect to all of its obligations hereunder.

        2. (a) In consideration for the services to be rendered, and the rights granted, by Producer hereunder, DCI agrees to pay Producer, and Producer agrees to accept, an advance (the "Advance") of Seventy-five Thousand Dollars ($75,000.00). The Advance shall be payable in full within ten (10) days of mutual execution of this Agreement.

                (b) The Advance shall be deposited by Producer in a segregated account (the "Production Account") and shall not be co-mingled with any other funds of Producer. The Production Account shall be deemed a trust fund for the sole and exclusive benefit, and to pay the claims of, creditors of Producer whose claims arise from the Production Activities and the production of the Materials. Upon request from DCI, Producer shall provide DCI with proof that all payments of the Advance have been deposited in the Production Account.

                (c) Producer shall keep true, accurate and complete books of accounting relating to the Production Activities, together with vouchers, receipts and other records showing in detail all expenses and charges incurred with respect to the Production Activities. Such books of account shall be kept in accordance with generally accepted principles and practices in the television industry. DCI shall have the right to audit Producer's books with respect to the Production Activities. Upon completion of the Production Activities, Producer shall provide DCI a detailed and complete accounting of all expenses incurred by Producer in connection with the services rendered under this Agreement ("Cost Report"). The Cost Report shall be submitted in the form attached hereto as Exhibit B.

        3. Producer will obtain and maintain throughout the Production Activities (a) appropriate Worker's Compensation Insurance for its employees as required by applicable law; (b) third party liability coverage insuring Producer against all liability assumed by Producer under this Agreement and (c) customary production insurance as

Eric Elias
Team Entertainment
September 5, 1997
Page 3

required by DCI and set forth in the Budget. Within ten (10) days of this Agreement, Producer will provide DCI with certificates of such insurance naming DCI as an additional insured.

        4. Producer will obtain written releases from any person appearing in or providing material for inclusion in the Program, including a waiver of droit morale, whereby such person consents to use of his or her name, voice or likeness, and/or his or her material, in the Program, and in publicity concerning the Program and DCI.

        5. (a) The parties hereto are presently negotiating in good faith the terms and conditions of a long form production agreement ("Production Agreement") for the completion of the Series which Production Agreement shall include representations, warranties, indemnities and other provisions which shall be customary for DCI's transactions of a similar type to the Series. If Producer and DCI enter into the Production Agreement, it is agreed the Advance shall be credited towards the production budget payable to Producer for the production of the Program. If the parties have not executed a production agreement within sixty (60) days from the date of execution of this Agreement, then DCI shall have no further right, title or interest in the Materials developed under this Agreement, except that Producer shall reimburse DCI for the full amount of the Advance out of first monies received by Producer, directly or indirectly, in connection with the sale, transfer, assignment, license, option or other disposition or exploitation of those Materials in whole or in part. Such reimbursement shall be made promptly after Producer's receipt of such first monies.

(b) In order to secure the refunding of the Advance to DCI as set forth above, Producer hereby grants to DCI a Copyright Mortgage and Assignment to the Materials, the Series (including, without limitation, all physical elements thereof and the copyright therein) and all proceeds of any kind from the exploitation thereof. Producer agrees that it will execute and deliver to DCI all documents which DCI may require in order to perfect and maintain its interest, and in the event that Producer does not execute and deliver such documents, Producer hereby appoints DCI as its attorney-in-fact with the full right and authority to execute and deliver such documents, such appointment being irrevocable and deemed coupled with an interest.

                (c) Producer acknowledges that DCI is the producer of history and human adventure programming for cable television subscribers and that other persons, including DCI employees, may have submitted or may hereafter originate and submit

Eric Elias
Team Entertainment
September 5, 1997
Page 4

similar or identical material which DCI may have the right to use and Producer shall not be entitled to any compensation because of DCI's use of such other similar or identical material.

        6. Producer acknowledges and agrees that its services are being rendered hereunder as an independent contractor. In connection therewith, Producer agrees that it will comply with all obligations imposed upon independent contractors or employers by any governmental entity, including, without limitation, the withholding and payment of income taxes, the payment of other payroll taxes and the provision of worker's compensation insurance (if applicable).

        7.      Producer represents and warrants to DCI that:

                (a) it has the full right and authority to enter into this Agreement and to provide its services as set forth herein;

                (b) the Materials and the use thereof by DCI shall not violate any rights of any kind of any person, firm or corporation. Producer hereby agrees to indemnify and hold harmless DCI and its successors, licensees, assigns, officers, directors, employees and shareholders from any claims, suits, demands, expenses (including, without limitation, reasonable attorney's Advances and disbursements), losses and damages (including, without limitation, amounts paid in settlement) arising from the breach of any of the Producer's representations, warranties or obligations set forth herein; and

                (c) the Production Activities shall be performed in accordance with all applicable statutes, rules and regulations.

        8. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts made and to be fully performed therein. Producer hereby consents to an submits to the jurisdiction of the federal and state courts located in the State of Maryland, and any action or suit under this Agreement shall be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of Maryland. Service of process to either party may be made by first class certified or registered mail by personal delivery or by overnight air courier. Notice shall be deemed received within five (5) business days after being given.

Eric Elias
Team Entertainment
September 5, 1997
Page 5


                (b) This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and may not be modified except in a writing executed by both parties; provided however, that in the event the Program is produced, a production contract will be executed and contain the terms governing the rights and liabilities of the parties with respect to the Program.

                (c) Nothing in this Agreement shall be deemed to create a partnership or joint venture between the parties. Neither party may pledge the credit of the other or make binding commitments on behalf of the other.

                (d) Producer may not assign this Agreement or any of its obligations hereunder without the prior written consent of DCI, exercisable in its sole discretion.

                (e) This Agreement may be executed in counterparts and when taken together, such counterparts shall constitute one (1) agreement

        Please confirm your acceptance of the foregoing by executing this letter in the space provided below, thereby constituting this a binding agreement between us.

                                           Sincerely,

                                           DISCOVERY COMMUNICATIONS, INC.


                                           By: /s/ C. BUNTING
                                              ----------------------------------
ACCEPTED AND AGREED:

TEAM ENTERTAINMENT

By: /s/ DREW S. LEVIN
   -----------------------------------

            PART OF AGREEMENT BETWEEN DISCOVERY COMMUNICATIONS, INC.
                             AND TEAM ENTERTAINMENT
                          DATED AS OF SEPTEMBER 5,1997

                                    EXHIBIT A
                                   Cost Report










                                                              Exhibit A - 1 of 2

                               SAMPLE COST REPORT


                                  PROJECT TITLE
                             PRODUCTION COMPANY NAME
                                FOR PERIOD ENDING


                                   (OPTIONAL)   TOTAL   ESTIMATE
BUDGET                  CURRENT     ACCRUED     COSTS      TO      TOTAL EST'D            (UNDER)/
ACCT#   DESCRIPTION      COSTS       COSTS     TO DATE   COMPLETE  FINAL COSTS  BUDGET   OVER BDGT
                        -------    ----------  -------  ---------  -----------  ------   ---------
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                         ----------------------------------------------------------------------------
            SUBTOTAL      0.00       0.00       0.00       0.00       0.00       0.00       0.00

                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                         ----------------------------------------------------------------------------
            SUBTOTAL      0.00       0.00       0.00       0.00       0.00       0.00       0.00

                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                          0.00       0.00       0.00       0.00       0.00       0.00       0.00
                         ----------------------------------------------------------------------------
            SUBTOTAL      0.00       0.00       0.00       0.00       0.00       0.00       0.00


                         ============================================================================
            GRAND TOTAL   0.00       0.00       0.00       0.00       0.00       0.00       0.00

DEFINITIONS:

Current Costs: Costs incurred in the current month only, from the previous month's end to the current month's end
Accrued Costs (Optional): Committed costs that have not been paid as of yet Total Costs to Date: Current Costs + Accrued Costs + Total Costs to Date from the previous cost report
Estimate to Complete: The amount left to spend before completion of that line Total Estimated Final Costs: Total Costs to Date + Estimate to Complete
Budget: The budget amounts exactly as they appear in the final, approved budget (Under)/Over Budget: Total Estimated Final Costs - Budget

        AGREEMENT made September 19,1997 by and between TEAM ENTERTAINMENT GROUP ("Producer"), a ___________ corporation with offices at 12300 Wilshire Boulevard, Suite 400, Los Angeles, California 90025, and DISCOVERY COMMUNICATIONS, INC. ("DCI"), a Delaware corporation with offices at 7700 Wisconsin Avenue, Bethesda, Maryland 20814.

        DCI and Producer desire to enter into an agreement regarding the production of a series of twenty six (26) thirty commercial minute (30:00) films on the subject of people and their pets, tentatively entitled Amazing Tails II (the "Series") and the exploitation by DCI of such Series as set forth in this Agreement.

        Now therefore, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties hereto agree as follows:

I.      Production and Delivery of the Series

        The parties agree that the Series shall consist of twenty six (26) thirty minute (30:00) programs (each, a "Program") and shall be photographed on Beta SP, mastered on Digital Beta and delivered to DCI on Digital Beta. The Series shall be produced in accordance with the production budget attached hereto as Exhibit B (the "Production Budget") and the production schedule attached hereto as Exhibit C (the "Production Schedule"). Producer agrees that all of the Series Materials as outlined in Exhibit D attached hereto and made a part hereof shall be delivered to DCI pursuant to the schedule set forth therein (the "Delivery Schedule").

II.     Production Fee

        In consideration for the performance by Producer of its obligations hereunder and in full discharge of all of DCI's obligations to Producer in connection with the Series, DCI agrees to pay Producer, and Producer agrees to accept, a "Production Fee" in the amount of One Million One Hundred Five Thousand United States Dollars ($1,105,000). Producer acknowledges and agrees that any overages, except for those overages previously approved by DCI will be the responsibility of Producer. The Production Fee shall be payable according to the schedule attached hereto as Exhibit E.

III.    Grant of Rights

        A. DCI shall have the exclusive right, license and privilege to exhibit, market, sublicense, distribute, transmit, perform and otherwise exploit the Series, the Programs, elements and portions thereof, an unlimited number of times as part of any DCI Programming Service on Television in the Territory during the License Period and on Non-Standard Television in the Latin American Territory during the Latin American License Period, including any extensions or renewals thereof, and, in connection therewith, to use and perform all musical compositions contained in each Program. As used herein:

                i. "Standard Television" shall mean television distribution of the Series by a UHF or VHF television broadcast station, the video and audio portions of which are intelligibly receivable without charge by means of standard roof top or television set built-in antennas; provided, for purposes of this Agreement the broadcast like those in England by the BBC in which a license fee, tax or similar charge is made for use of a television shall be considered Standard Television. Without limiting the foregoing, Standard Television shall include conventional, over-the-air television.

                ii. "Non-Standard Television" means transmission of the Series to individual or multiple receivers by all means of technology, whether now existing or hereafter invented, other than Standard Television. "Non-Standard Television" shall include, without limitation, transmission by means of cable, direct broadcast satellite, LPTV, CATV, SMATV, MMDS, TVRO, microwave, wireless cable, telephonic, scrambled UHF, super stations, and closed circuit television systems;

                iii. "Television" shall mean Standard and Non-Standard Television as defined above.

                iv. "DCI Programming Service" shall mean any programming service in which DO has an ownership interest or controls or shares control of programming decisions, or to which DCI supplies programming for exhibition in a block under the Discovery Channel logo, or The Learning Channel logo, or any other DCI logo or trademark;

                iv. "Territory" shall mean the United States, ("U.S."), Canada and their respective territories and possessions;

                v. "Latin American Territory" shall mean the following countries: Anguilla, Antigua & Barbuda, Argentina, Aruba, Bahamas, Barbados, Belize, Bermuda, Bolivia, Brazil, British Virgin Islands, Cayman Islands, Chile, Colombia, Costa Rica, Cuba, Dominica, Dominican Republic, Ecuador, El Salvador, Falkland Islands, French Guyana, Grenada, Guadeloupe, Guatemala, Guyana, Haiti, Honduras, Jamaica, Martinique, Mexico, Montserrat, Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Puerto Rico, St. Lucia, St. Kitts & Nevis, St. Vincent & Grenadines, Suriname, Trinidad & Tobago, Turks & Caicos Islands, U.S. Virgin Islands, Uruguay, Venezuela

                vi. "License Period" shall be for six (6) years commencing March 30,1998.

                vii. "Latin American License Period" shall be for four (4) years commencing June 29, 1998.

B. Except as authorized by DCI hereunder, neither the Series, nor any Programs, elements or versions thereof, shall be exhibited on the following: 1) any form of Standard or Non-Standard Television in the Territory prior to or during the License Period; 2) any form of Non-Standard Television in the Latin American Territory prior to or during the Latin American License Period; and, 3) any form of Standard Television in the Latin American Territory prior to or during the initial twelve (12) months of the Latin American License Period,

V.      Credit

        The parties agree that each Program shall contain a credit for DCI and Producer on all versions of the Programs as follows:

                    PRODUCED BY TEAM ENTERTAINMENT GROUP FOR
                                  ANIMAL PLANET

At its option and expense, DCI may substitute another DCI entity in the production credit.

VI.     Standard Terms and Conditions

        The parties agree that the Standard Terms and Conditions attached hereto as Exhibit A shall be deemed a part of this Agreement, provided that in the event of any inconsistency between such Standard Terms and Conditions and the terms hereof, the terms of this Agreement shall govern.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                            DISCOVERY COMMUNICATIONS, INC.


                                            By: /s/ C. BUNTING
TEAM ENTERTAINMENT GROUP                       -----------------------------




By: /s/ DREW S. LEVIN
    ----------------------

               PART OF AGREEMENT BETWEEN TEAM ENTERTAINMENT GROUP
                       AND DISCOVERY COMMUNICATIONS, INC.
                            DATED SEPTEMBER 19, 1997

                                    EXHIBIT A
                          STANDARD TERM AND CONDITIONS

        The following terms and conditions shall apply to the agreement to which this Exhibit is attached (the "Agreement"):

 1.     The Series

        1.1 Producer shall pay all costs incurred in connection with the production of the Series. Producer acknowledges and agrees that delivery of the Series and all Series Materials to DCI pursuant to the Delivery Schedule is of the essence of this agreement. The Series shall meet the technical and editing specifications set forth in Exhibits E and F hereof.

        1.2 DCI shall have the right to creative and editorial input throughout, and approval over, all aspects and phases of the pre-production, production, post-production and editorial completion of the Series (the "Production Activities"), including, without limitation, program and series titles, scripts, rough cuts, fine cuts, music, graphics, on-air talent, voiceover talent, production personnel (including, without limitation, the production manager and production accountant) and changes to the Production Budget and/or Schedule other than those which are minor in nature. At its option, DCI shall have the right to have one or more representatives present during the Production Activities. DCI shall designate one or more persons who shall be DCI's representative(s) for the production of the Series and all DCI approvals required herein. Materials submitted to DCI for approval pursuant to this provision shall be clearly designated as items requiring DCI's approval and shall not be submitted with any other materials. Any DCI approvals required herein shall be exercised within five (5) business days of DCI's receipt of the items to be approved. Notwithstanding the foregoing, DCI shall have a reasonable amount of time to approve final delivery of the Series and all Series Materials with silence not being deemed an approval.

        1.3 The Series shall be delivered to DCI free and clear of any and all liens, claims, charges, security interests, licenses, use agreements, collective bargaining agreements, residual or reuse obligations and any other encumbrances of any type whatsoever.



                                                        Exhibit A - Page 1 of 10

        1.4 Producer will obtain written releases from any person appearing in or providing material for inclusion in the Series, including a waiver of droit morale, whereby such person consents to use of his or her name, voice or likeness, and/or his or her materials, in the Series, and in publicity concerning the Series and DCI.

        1.5 Producer will obtain all rights in any and all pre-existing and original materials, including, without limitation, film and video footage, music (including performance rights) graphics and photographs included in the Series necessary to permit DCI to exercise its rights hereunder without further payments of any kind to any third party. Material not fully cleared pursuant to this provision shall, not be included in the Series unless approved in writing by DCI. The Series Materials shall include a comprehensive list of any materials in the Series not fully cleared as approved by DCI.

        1.6 Producer agrees that all production personnel engaged by it in. connection with the Series shall be experienced professionals qualified in all respects to perform the work they are engaged to perform.

  2.    Credits

        2.1 The style, form, size and placement of all credits included by Producer in the Programs shall be subject to DCI's approval and shall not exceed a total running length of thirty (30) seconds.

        2.2 Producer acknowledges that DCI may require Producer to include credits for DCI production personnel and sponsors in connection with the Series.

        2.3 Producer hereby acknowledges and agrees that no casual or inadvertent failure by DCI to accord credit to Producer or any other person or entity in connection with the Series shall be deemed a material breach of the Agreement. Upon receipt of written notice of such failure to accord credit, DCI shall take reasonable steps to cure such failure to accord credit.

  3.    Incidental Rights

        3.1 Without limiting DCI's rights hereunder, Producer acknowledges and agrees that DCI shall have the right to advertise, promote, and publicize the Series and each Program in the Series in any media, or authorize others to do so; such advertising, promotion and publicity may include, without limitation, synopses or excerpts (including, without limitation, excerpts containing elements


                                                        Exhibit A - Page 2 of 10
licensed from third parties) of any Program (or special screenings of each Program as part of DCI promotional events) or advertisements, publicity pieces and promotional materials, in whole or in part, or materials created by DCI for such Program (collectively called "publicity materials"). In connection therewith, Producer will deliver to DCI at the above address the publicity materials set forth in Exhibit D (including, without limitation, not less than thirty (30) original stills fully cleared for all uses in any media throughout the world in perpetuity), and such other information as described in Exhibit G hereof. DCI may use and authorize others to use the publicity materials for the purpose of advertising, promoting or publicizing the Series, the Programs or DCI and/or DCI's affiliated programming services (including, without limitation, the right to use the publicity materials in connection with industry awards events which feature the Series or any of the Programs). Producer also agrees that it will obtain from all personnel working on the production of the Series
(i) the right to use the name, voice and likeness of such personnel in advertising, publicity and promotion for the Series, the Programs and/or DCI and/or DCI's affiliated programming services (provided that no such use will be made so as to constitute an endorsement of any other product or service), and
(ii) the right to use such personnel for publicity or promotional purposes relating to the Series and the Programs, subject to such personnel's availability and provided that DCI shall bear all expenses relating to such uses.

      3.2 DCI shall have editing rights with respect to each Program, including, without limitation, the right to cut and dub each such Program, and to replace or superimpose matter over the music and sound effects track, the full sound-track and/or the visual portion of each such Program. Without limiting the foregoing, Producer agrees that DCI shall have the right, at DCI's expense: (i) to create new packaging elements (e.g. open, close, and other wraparound/ interstitial materials) for the Programs and in connection therewith, the right to select a new title for each Program and/or the Series, the right to select a host for the Programs, the right to renarrate the Programs and/or the right to replace all, or portions, of the music in the Programs (collectively, these new elements shall be referred to as "DCI's Program Elements"), and (ii) to edit or make additions to the script as DCI deems necessary for the purpose of creating the repackaged versions of the Programs. DCI's Program Elements shall be the sole and exclusive property of DCI for all uses and purposes whatsoever.

      3.3 DCI shall have the right to include each Program as part of an anthology or series of programs under the Program's title or a title selected by DCI.


                                                        Exhibit A - Page 3 of 10

      3.4 Producer hereby waives all its rights to attribution, integrity, or any other droit moral in the Series and other Series Materials identified in Exhibit D for any use to which they may be put by DCI.

      3.5 DCI shall have the right to exploit the Programs throughout the Territory in all languages. In connection therewith, DCI shall have the right to add foreign language subtitles, create foreign language versions of each Program and retitle the Programs in such languages.

4.    Compensation

      4.1 In making payment of the Production Fee provided in the Agreement, DCI shall withhold, and Producer hereby authorizes DCI to withhold, all taxes that may be required to be withheld including, but not limited to, any foreign, United States, state or local taxes. To the extent that Producer may be entitled to a reduction or elimination of such taxes under any treaty, statute, regulation or other authority, it shall be the responsibility of Producer to provide DCI with all necessary forms and information required or requested in support of such reduction or elimination. If Producer fails to provide DCI with any such forms or information, DCI shall withhold on the basis that the Producer is not entitled to any reduction or elimination of the applicable withholding tax under any treaty, statute, regulation or other authority. In the event DCI fails to withhold any such amounts, Producer agrees to reimburse DCI for such amounts that should have been withheld, or, at DCI's election, if there are payments still to be made to Producer hereunder, DCI may deduct the amounts that should have been withheld from such payments. In addition, if the failure to withhold is the result of Producer's failure to provide accurate information to DCI, Producer shall also reimburse DCI and indemnify DCI and its licensees, assignees and affiliated companies, and the officers, directors, employees and agents of such entities for any interest, additions to tax or penalties imposed as a result of such failure to withhold. DCI shall also have the right to deduct such amounts from future payments to be made to Producer hereunder.

      4.2 The Production Fee shall be deposited by Producer in a segregated account (the "Production Account") and shall not be co-mingled with any other funds of Producer. The Production Account shall be deemed a trust fund for the sole and exclusive benefit, and to pay the claims of, creditors of Producer whose claims arise from the production and completion of the Series. Upon request from DCI, Producer shall provide DCI with proof that all payments of the Production Fee have been deposited in the Production Account.


                                                        Exhibit A - Page 4 of 10

      4.3 Commencing with the date of the Agreement and continuing for a period of at least two (2) years following delivery of the Series Materials to DCI, Producer shall keep true, accurate and complete books of account relating to the production of the Series, together with vouchers, receipts and other records showing in detail all receipts and all expenses and charges incurred in the production of the Series. Such books of account shall be kept in accordance with generally accepted accounting principles and practices in the television industry. DCI shall have the right to audit Producer's books with respect to the production of the Series. Commencing thirty (30) days after Producer's receipt of the first payment of the Production Fee under this Agreement, Producer shall provide DCI with a monthly statement ("Cost Report"), calculated in U.S. Dollars setting forth: (i) all costs, expenses and claims then outstanding in connection with the Series; (ii) the amount of funds then in the Production Account, and
(iii) the amounts theretofore drawn on the Production Account and the identity of the account payees. Monthly bank statements for the Production Account shall be submitted with each Cost Report. Upon completion and delivery of the Series to DCI, Producer shall provide DCI with a final Cost Report detailing of all expenses incurred in connection with the production of the Series, together with a statement to the effect that all creditors have been paid. Each Cost Report submitted hereunder shall be certified by Producer's chief financial officer as being complete and accurate with respect to the information contained herein. In the event Producer fails to provide DCI with the aforementioned Cost Reports, DCI shall have the right to withhold any further payments to Producer until such time as Producer provides DCI with the required information.

5.    Representations, and Warranties

      Producer hereby represents and warrants as follows:

      (a) Producer has the full legal right to enter into this Agreement and fully perform its duties and obligations hereunder. The person executing the Agreement on behalf of Producer is fully empowered to so execute the Agreement.

      (b) Neither the production of the Series and all elements thereof, nor the exploitation thereof by DCI or its successors, licensees or assigns will violate any right of any kind of any third party, including, without limitation, any copyright, literary right, dramatic right, contract right, trademark, tradename or right of privacy or publicity or give rise to any actionable claim by any third party, including, without limitation, any claim for libel, slander or defamation.


                                                        Exhibit A - Page 5 of 10

      (c) Producer has not accepted or agreed to accept and will not accept or agree to accept from any third party, whether directly or indirectly, any money, service, or other valuable consideration for the inclusion of any matter as a part of the Series, and Producer will not cause to be mentioned or identified in the Series any product, service, trademark or brand name except as may be required for bona fide reporting or commentary.

      (d) All statements of fact contained in the Series shall be true and accurate and shall be substantiated by adequate research in keeping with generally accepted standards for first-class documentary film makers.

      (e) The Series shall be produced in accordance with all applicable statutes, rules and regulations.

      (f) Producer has itself or has obtained sufficient financial resources to finance the portion of the Production Budget not being paid by DCI. Upon DCI's request, Producer shall provide DCI proof of such financing.

6.    Indemnity

      Producer shall at all times indemnify and hold harmless DCI, its affiliates, licensees, assignees and parent, subsidiary and affiliated companies, and the officers, directors, shareholders, employees and agents of all such entities against and from any and all claims, damages, liabilities, costs and expenses (including, without limitation, reasonable counsel fees and disbursements) arising out of any breach or alleged breach by Producer of any representation, warranty or other provisions hereof. In the event of any claim or service of process upon DCI involving the indemnification hereinbefore set forth, DCI shall promptly notify the Producer of the claim. Producer will promptly adjust, settle, defend or otherwise dispose of such claim at its sole cost. If it so elects, DCI shall have the right at its sole cost to engage its own counsel in connection with such claim. In the event that DCI determines that Producer is not diligently and continuously defending any such claim, DCI shall have the right, on its own behalf and as attorney-in-fact for Producer, to adjust, settle, defend or otherwise dispose of such claim. Any costs incurred by DCI in connection therewith shall be promptly reimbursed by Producer, and if Producer fails to so reimburse DCI,


                                                        Exhibit A - Page 6 of 10

DCI shall be entitled to deduct such amounts from any other sums payable to Producer under the Agreement.

7.    Insurance

      Producer will obtain and maintain (a) throughout production of the Series appropriate Workers' Compensation Insurance for its employees as required by applicable law, and (b) for a period of three (3) years from the commencement of the License Period, a policy of Producers' (Errors and Omissions) liability insurance applicable to the exhibition and distribution of the Series hereunder, having limits of at least $1,000,000 per occurrence, $3,000,000 in the aggregate (with a deductible of no more than $10,000) with respect to each loss or claim involving the same offending act, failure to act, or matter, whether made by one or more persons and regardless of frequency of repetition, relating to the Series and insuring Producer against all liability assumed by Producer hereunder and naming DCI as an additional insured. Within ten days of the date of this agreement, Producer will provide DCI with a certificate of such Workers' Compensation Insurance. Not later than thirty (30) days prior to the Delivery Date, Producer will provide DCI with a certificate of Producers' liability insurance, and such certificate will provide that the insurance may not be canceled or altered without thirty (30) days' prior written notice to DCI.

8.    Relationship of Parties

      Nothing contained in this Agreement shall create any partnership or joint venture between the parties. Neither party may pledge the credit of the other or make binding commitments on the part of the other, except as otherwise specifically agreed hereunder. This Agreement is not for the benefit of any third party not a signatory hereto and shall not be deemed to give any right or remedy to any such party whether referred to herein or not.

9.    Notices

      All notices, requests, consents, demands and other communications hereunder shall be in writing delivered by any of the following: personal delivery; first class certified or registered mail; return receipt requested; U.S. Express mail, or an express overnight service (such as Federal Express), addressed to the respective parties to the Agreement at the addresses set forth in the Agreement or to such other person or address as a party hereto shall designate to the other party hereto from time to time in writing forwarded in like manner. Any notice, request, consent, demand or communication given in


                                                        Exhibit A - Page 7 of 10
     accordance with the provisions of this paragraph shall be deemed to have been given and effective when actually received.

     10.   Overbudget Controls

           If at any time the cost of the applicable phase of production (i.e., pre-production, principal photography or post-production) exceeds the portion of the Production Budget allocable to that phase of production by more than ten percent (10%), or Producer is in breach of any of the material provisions of this Agreement, DCI may require Producer to take all steps which in the sole opinion of DCI are advisable to reduce actual or projected expenditures or bring the projected costs within the Production Budget including, but not limited to, revising the Production Budget, revising the Production Schedule, changing and/or eliminating location sites, sets and/or construction and revising the script. Producer will fully and faithfully comply with all of the requirements of DCI set forth in the preceding sentence.

     11.  Default

          If Producer defaults in the performance of any of its material obligations hereunder and such default shall not be cured within ten (10) days after written notice thereof to Producer, or if Producer becomes insolvent, or if a petition under any bankruptcy law shall be filed by or against Producer which petition, if filed against Producer, shall not have been dismissed within thirty (30) days thereafter, or if Producer executes an assignment for the benefit of creditors, or if a receiver is appointed for the assets of Producer, or if Producer takes advantage of any insolvency or any other like statute (any of the above acts are hereinafter called "Event of Default"), then DCI may, in addition to any and all other rights which it may have against Producer, terminate this Agreement by giving written notice to Producer at any time after the occurrence of an Event of Default. Notwithstanding such termination, the indemnities, warranties and representations set forth herein shall remain in full force and effect.

     12.  Miscellaneous

          12.1 This Agreement contains the entire understanding and supersedes all prior understandings between the parties hereto relating to the subject matter herein and this Agreement cannot be changed or terminated except in a writing executed by both parties. No employee, agent or other representative of DCI is authorized to make any representations, warranties or agreements except as specifically included herein, and Producer acknowledges that it has not entered


                                                        Exhibit A - Page 8 of 10
  into this Agreement in reliance upon any such representation, warranty or agreement. This Agreement may not be assigned by Producer. Each party will, upon the other's request, promptly furnish to the other copies of such agreements or other documents as the other may reasonably desire in connection with any provisions of this Agreement.

        12.2 Neither DCI, nor Producer shall disclose to any third party (other than its respective employees, directors and officers, in their capacity as such, on a need-to-know basis), any information with respect to the material terms and provisions of this Agreement except: (i) to the extent necessary to comply with law or the valid order of a court of competent jurisdiction, in which event the party making such disclosure shall seek confidential treatment of such information, (ii) to the extent necessary to comply with S.E.C. or similar disclosure requirements, (iii) as part of its normal reporting or review procedure, to its parent and affiliated companies, their banks, auditors and attorneys and similar professionals, provided that such companies, banks, auditors and attorneys and similar professionals agree to be bound by the provisions of this paragraph, and (iv) in order to enforce its rights pursuant to this Agreement,

        12.3 If Producer is prevented from or materially hampered in producing the Series by reason of any present or future statute, law, ordinance, regulation, order, judgement or decree, whether legislative, executive or judicial (whether or not constitutional), act of God, earthquake, flood, fire, epidemic, accident, explosion, casualty, lockout, boycott, strike, labor controversy, riot, civil disturbance, war or armed conflict, act of public enemy, embargo, or any similar event of force majeure (all of the foregoing being deemed "force majeure"), such a failure to perform by reason of such an event of force majeure shall not be deemed a breach of or default under this Agreement and neither party shall be liable to the other therefor. If there shall be any occurrence of any such event of force majeure which continues in effect for a period of more than four (4) weeks, then DCI shall have the right by notice to Producer to terminate this Agreement without further liability to Producer, except for appropriate payment or adjustment in regard to payments to be made hereunder.

        12.4 This Agreement shall be construed and enforced in accordance with the laws of the State of Maryland. Producer hereby consents to and submits to the jurisdiction of the federal and state courts located in the State of Maryland, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of Maryland. Producer shall not raise in connection therewith, and hereby waives, any defenses based upon venue, the inconvenience of the


                                                        Exhibit A - Page 9 of 10
forum, the lack of personal jurisdiction, the sufficiency of service of process (as long as notice of such action or suit is furnished in accordance with paragraph 9 hereof) or the like in any such action or suit brought in the State of Maryland.

        12.5 In the event that any term, condition, covenant, agreement, requirement or provision herein contained shall be held by any court to be unenforceable, illegal, void or contrary to public policy, such term, condition, covenant, agreement, requirement or provision shall be of no effect whatsoever upon the binding force or effectiveness of any of the other terms hereof, it being the intention and declaration of the parties hereto that had they or either of them known of such unenforceability, illegality, invalidity or contrariety to public policy, they would have entered into a contract, each with the other, containing all of the other terms, conditions, covenants, agreements, requirements and provisions hereof.

        12.6 No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Producer hereby agrees as a fundamental term of this Agreement that Producer's sole remedy for breach by DCI of any of its obligations under this Agreement shall be an action at law for damages and Producer acknowledges that such damages are fully adequate to compensate Producer in the case of any breach by DCI or its assignees and/or licensees hereunder. In no event shall Producer be entitled to rescission, injunctive or other equitable relief. Producer shall also procure that all releases and agreements from persons appearing in or providing material for inclusion in the Series shall include a provision on the terms of the proceeding portion of this paragraph 12.6 in favor of Producer, DCI and their assignees and/or licensees.

        12.7 The headings of this Agreement or any paragraphs hereof are inserted only for the purpose of convenient reference, and it is acknowledged that they may not accurately or adequately describe the contents of the paragraphs which they head. Such headings shall not be deemed to limit, cover, or in any way affect the scope, meaning or intent of this Agreement or any part thereof, nor shall they otherwise be given any legal effect in the construction of any provision hereof.

        12.8 Each of the rights and remedies granted to DCI under this Agreement are cumulative and the exercise of one shall not limit, diminish or otherwise affect DCI's right, concurrently or subsequently, to exercise any other rights or remedies, and shall be in addition to such other rights and remedies as DCI may have at law, in equity, under this Agreement or otherwise.


                                                       Exhibit A - Page 10 of 10

               PART OF AGREEMENT BETWEEN TEAM ENTERTAINMENT GROUP
                       AND DISCOVERY COMMUNICATIONS, INC.
                            DATED SEPTEMBER 19, 1997

                                    EXHIBIT B
                                PRODUCTION BUDGET

                           [FIVE (5) PAGES TO FOLLOW]


                                                         Exhibit B - Page 1 of 6

                                                FINAL                     Page 1


                        Amazing Tails
                        Production Budget
                        Season II


TEAM Communications Group, Inc.                 Budget Date:        10-Sep-97
Executive Producer: Drew S. Levin               Episodes:         26 Half Hours
Executive in charge: Rob Morhaim                Total Budget:       1,732,135
                                                Per Episode Cost:      66,621

---------------------------------------------------------------------------------------------------------------------------------
Acct. #   Description                          amount  Units      x       Rate                  Subtotal          Total
---------------------------------------------------------------------------------------------------------------------------------
600-00    PRODUCERS
---------------------------------------------------------------------------------------------------------------
600-01    Executive Producer                         30 wks                                 2,000        60,000
---------------------------------------------------------------------------------------------------------------
                                                                                                                           60,000
          -----------------------------------------------------------------------------------------------------------------------

600-01a   DEVELOPMENT COSTS
---------------------------------------------------------------------------------------------------------------
          Development Expenses                          allow                              20,000        20,000
---------------------------------------------------------------------------------------------------------------
          Options & Fees                                allow                               1,000         1,000
          -----------------------------------------------------------------------------------------------------------------------
          Other                                         allow                                 500           500            21,500
          -----------------------------------------------------------------------------------------------------------------------


600-02    PRODUCER
---------------------------------------------------------------------------------------------------------------
          Co-executive Producer                      26 eps                1                4,000       104,000 (locked)
---------------------------------------------------------------------------------------------------------------
          Series Producer                            30 wks                1                2,000        60,000 (locked)
---------------------------------------------------------------------------------------------------------------
          Line Producer                              35 wk                                  2,000        70,000 (locked)
---------------------------------------------------------------------------------------------------------------
          Coordinating Producer                      30 wk                                  1,200        36,000 (locked)
---------------------------------------------------------------------------------------------------------------
          Director field/Segment producers           26 eps          89 days                  250        39,000
---------------------------------------------------------------------------------------------------------------
          Story Editor                               20 wk                 2                1,200        48,000 (locked)
---------------------------------------------------------------------------------------------------------------
                                              Fringe                                         0.18        64,260           421,260
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
600-03    PROD. OFFICE STAFF
---------------------------------------------------------------------------------------------------------------
          Production Assistant                       35 wk                                    500        17,500
---------------------------------------------------------------------------------------------------------------
          Accountant                                 60 days                                  200        12,000
---------------------------------------------------------------------------------------------------------------
                                              Fringe                                          0.18        5,310            34,810
---------------------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL FOR 600-00                             537,570
---------------------------------------------------------------------------------------------------------------------------------

610-00    WRITERS
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
610-01    Researcher                                 25 wk                                     800       20,000
---------------------------------------------------------------------------------------------------------------
                                              Fringe                                           0.18       3,600            23,600
---------------------------------------------------------------------------------------------------------------------------------
610-05    MIMEO & XEROX OF SCRIPTS
---------------------------------------------------------------------------------------------------------------
          As-Broadcast scripts               allow                                                        5,800             5,800
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL FOR 610-00                              29,400
---------------------------------------------------------------------------------------------------------------------------------
630-00   CAST
---------------------------------------------------------------------------------------------------------------
630-01   ON-CAMERA TALENT
---------------------------------------------------------------------------------------------------------------
         Host                                        26 eps                1                  1,000      26,000
---------------------------------------------------------------------------------------------------------------
         Remote Guests/Interviews                    30 intvw                                   300       9,000
---------------------------------------------------------------------------------------------------------------
         Fringe                                                                                0.18       4,680            39,680
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL FOR 630-00                              39,680
---------------------------------------------------------------------------------------------------------------------------------

Amazing Tails
Season II                                                                Page 2

--------------------------------------------------------------------------------------------------------------------------------
Acct. #    Description                 amount   Units                      x  Rate               Subtotal           Total
--------------------------------------------------------------------------------------------------------------------------------
670-00      CASTING & OTHER STAFF
---------------------------------------------------------------------------------------------------------------------
670-04      ANIMAL TRAINER
---------------------------------------------------------------------------------------------------------------------
            Animal Trainer                  10 days                                          500                5,000
---------------------------------------------------------------------------------------------------------------------
            Animals                         10 days                                          500                5,000      10,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Total for 670-00                                 10,000
----------------------------------------------------------------------------------------------------------------------------------

680-00      TRAVEL/LIVING EXPENSES
---------------------------------------------------------------------------------------------------------------------
680-01      PRODUCERS TRAVEL
---------------------------------------------------------------------------------------------------------------------
            Producer Travel                 20 out of town stories       ]                 1,000               20,000
---------------------------------------------------------------------------------------------------------------------
            Producer Lodging                20 out of town stories       ]                   500               10,000
---------------------------------------------------------------------------------------------------------------------
            Producer Per diem               20 out of town stories       ]                   500               10,000      40,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                          Total for 680-00                                 40,000
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
           TOTAL ABOVE-THE-LINE                                                                                           656,650
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Acct. #    Description                 amount   Units                      x  Rate               Subtotal           Total
--------------------------------------------------------------------------------------------------------------------------------
706-00      HOST TAPING
---------------------------------------------------------------------------------------------------------------------
706-01      HOST TAPING
---------------------------------------------------------------------------------------------------------------------
            Video Crew (Wraps/Titles)        8 days 2 camera 3 man crew                  2,300                 18,400
---------------------------------------------------------------------------------------------------------------------
            Venue Fee                        8 days                                        400                  3,200
---------------------------------------------------------------------------------------------------------------------
            Makeup/Hair                      8 days                                        350                  2,800
---------------------------------------------------------------------------------------------------------------------
            Wardrobe                         8 days                                        350                  2,800
---------------------------------------------------------------------------------------------------------------------
            Teleprompter                     8 days rental                                 500                  4,000
---------------------------------------------------------------------------------------------------------------------
            Catering                         8 days                                        200                  1,600
---------------------------------------------------------------------------------------------------------------------
            Limo                             2 days                                        200                    400
---------------------------------------------------------------------------------------------------------------------
            Props/Set Dressing               8 days rental                                 500                  4,000    37,200
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                       Total for 706-00                                  37,200
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
710,00      CAMERA
---------------------------------------------------------------------------------------------------------------------
710-02      REMOTE SHOOTING
---------------------------------------------------------------------------------------------------------------------
            Remote Shooting Crews            89 days/avg of 1-2 stories day             1,600                 142,400    142,400
--------------------------------------------------------------------------------------------------------------------------------
                                                                       Total for 710-00                                  142,400
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
755-00      WARDROBE
---------------------------------------------------------------------------------------------------------------------
755-02      ALTERATIONS
---------------------------------------------------------------------------------------------------------------------
            Alterations                      allow                                      1,200                   1,200
---------------------------------------------------------------------------------------------------------------------
755-03      CLEANING &  DYING
---------------------------------------------------------------------------------------------------------------------
            Cleaning                         allow                                        300                     300
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
755-05      WARDROBE GENERAL PURCHASE
---------------------------------------------------------------------------------------------------------------------
            Wardrobe purchase                allow                                      1,000                  2,000       3,500
--------------------------------------------------------------------------------------------------------------------------------
                                                                       Total for 750-00                                    3,500
--------------------------------------------------------------------------------------------------------------------------------

Amazing Tails
Season II

-----------------------------------------------------------------------------------------------------------------------------------
Acct. # Description                      amount Units                        x       Rate        Subtotal                   Total
-----------------------------------------------------------------------------------------------------------------------------------
765-00  POST PRODUCTION SOUND
--------------------------------------------------------------------------------------------------------
765-01  AUDIO POST & SWEETENING
--------------------------------------------------------------------------------------------------------
        Audio Post & Sweetening         26 eps DATS and  D88's NTSC                     1,400     36,400 (Locked)
--------------------------------------------------------------------------------------------------------
        Narration Recording             10 days                              1 host       500      5,000                     41,400
-----------------------------------------------------------------------------------------------------------------------------------
765-02  SOUND TAPE
--------------------------------------------------------------------------------------------------------
        AUDIO TAPE PURCHASES            26 EPS DATs and D88's NTSC                        150      3,900                      3,900
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        TOTAL FOR 760-00                                     45,300
-----------------------------------------------------------------------------------------------------------------------------------
775-00  LOCATION EXPENSES
--------------------------------------------------------------------------------------------------------
775-01  SITE RENTALS/PERMITS
--------------------------------------------------------------------------------------------------------
        Permits, etc.                   allow                                                      3,000                      2,000
-----------------------------------------------------------------------------------------------------------------------------------
775-18  MISC. LOCATION EXPENSES
--------------------------------------------------------------------------------------------------------
        Misc. Expenses                  26 eps/runner,fedex                                50      1,300                      1,300
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        TOTAL FOR 775-00                                      3,300
-----------------------------------------------------------------------------------------------------------------------------------
        TOTAL PRODUCTION                                                                                                    231,700
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
800-00  EDITING
--------------------------------------------------------------------------------------------------------
800-01  EDITORS & ASSISTANTS
--------------------------------------------------------------------------------------------------------
        Off-line Editors                20 wk.                               5          2,800    180,000
--------------------------------------------------------------------------------------------------------
        Assistant Editor                30 wk.                                            900     27,000
--------------------------------------------------------------------------------------------------------
        Post prod. supervisor           25 wks.                                         2,000     50,000
--------------------------------------------------------------------------------------------------------
        Fring                                                                            0.18     46,260                    303,260
-----------------------------------------------------------------------------------------------------------------------------------


800-07  EDITORIAL MESSENGER SERV.
--------------------------------------------------------------------------------------------------------
        Messenger                       allow                                               0          0                          0
-----------------------------------------------------------------------------------------------------------------------------------

800-11  EDIT FACILITY/EQUIPMENT
--------------------------------------------------------------------------------------------------------
        Off-line machine rental Avid    30 wk                                2          2,250    135,000                    135,000
-----------------------------------------------------------------------------------------------------------------------------------

800-20  FRINGES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        TOTAL FOR 800-00                                    438,260
-----------------------------------------------------------------------------------------------------------------------------------
830-00  STOCK SHOTS
--------------------------------------------------------------------------------------------------------
830-01  LAB PROCESSING
--------------------------------------------------------------------------------------------------------
        Tape trans./Motion cont.        allow                                                         800                       800
-----------------------------------------------------------------------------------------------------------------------------------

830-02  STOCK PHOTOGRAPHY
--------------------------------------------------------------------------------------------------------
        Stock Footage                   26 eps 1 or 2 mins per show                       600      15,600
--------------------------------------------------------------------------------------------------------
        Photo/Still purchase            26 eps 1 or 2 per show                            100       2,600
--------------------------------------------------------------------------------------------------------
        Photo/Still purchase            26 eps 1 or 2 per show                            100       2,600                    20,800
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        TOTAL FOR 830-00                                     21,600
-----------------------------------------------------------------------------------------------------------------------------------

AMAZING TAILS                                                             PAGE 4
SEASON 11

------------------------------------------------------------------------------------------------------------------------------------
Acct #  Description                amount   Units                    x     Rate                    Subtotal        Total
------------------------------------------------------------------------------------------------------------------------------------
832-00  VIDEO TAPE POST PROD.
----------------------------------------------------------------------------------------------------------------------
832-01  ON-LINE FACILITY & EDITOR
----------------------------------------------------------------------------------------------------------------------
        ON-LINE                         20 wk                                                  9,000           180,000     180,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


832-03  MASTER & PROJECTION STK (CONT'D)
----------------------------------------------------------------------------------------------------------------------
        Show Masters/protection         26 eps digital                  2                        100             5,200       5,200
------------------------------------------------------------------------------------------------------------------------------------

832-04  OTHER STOCK
----------------------------------------------------------------------------------------------------------------------
        Field stock (Beta)              89 days                         6                         25            13,350      13,350
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL FOR 832-00                                  198,550
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        TOTAL POST PRODUCTION                                                                                              658,410
------------------------------------------------------------------------------------------------------------------------------------

910-00  ADMINISTRATIVE EXPENSES
----------------------------------------------------------------------------------------------------------------------
910-02  FURNITURE RENTAL
----------------------------------------------------------------------------------------------------------------------
        Furniture                        7 mo                                                    100               700        700
------------------------------------------------------------------------------------------------------------------------------------
910-03  OFFICE SPACE RENTAL
----------------------------------------------------------------------------------------------------------------------
        Office rental                  7.5 mo negotiated as of 8/13/97                        1,750             13,125     13,125
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
910-04  MISC. ADMIN. EXPENSES
---------------------------------------------------------------------------------------------------------------------
        Office Equipment                 allow                                                  250               250
---------------------------------------------------------------------------------------------------------------------
        Phone/fax                       7.5 mo                                                1,000             7,500
---------------------------------------------------------------------------------------------------------------------
        Messenger                       7.5 mo                                                  250             1,875
---------------------------------------------------------------------------------------------------------------------
        Postage                         7.5 mo                                                  100               750
---------------------------------------------------------------------------------------------------------------------
        Office supplies                 7.5 mo                                                  250             1,875
---------------------------------------------------------------------------------------------------------------------
        Photocopy                       7.5 mo                                                  300             2,250
---------------------------------------------------------------------------------------------------------------------
        Beta screening machine          7.5 mo                                                1.700            12,750
---------------------------------------------------------------------------------------------------------------------
        Craft Service                       allow                                               300               300      27,550
------------------------------------------------------------------------------------------------------------------------------------
910-05  COMPUTER RENTAL/SOFTWARE
---------------------------------------------------------------------------------------------------------------------
        Computer rental                 7.5 mo                     5                            400            15,000
---------------------------------------------------------------------------------------------------------------------
        Software                            allow                                             2,000             2,000      17,000
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
910-07  MUSIC
---------------------------------------------------------------------------------------------------------------------
        Music/needle drop/composer fee      allow                                            35,000            35,000      35,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL FOR 910-00                                    93,375
------------------------------------------------------------------------------------------------------------------------------------

AMAZING TAILS                                                             PAGE 5
SEASON 11

------------------------------------------------------------------------------------------------------------------------------------
        TOTAL OTHER                                                                                                        93,375
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL ABOVE-THE-LINE                                                                                              656,650
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL BELOW-THE-LINE                                                                                              890,110
------------------------------------------------------------------------------------------------------------------------------------
        ABOVE & BELOW-THE-LINE                                                                                          1,546,760
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL ABOVE BELOW & OTHER                                                                                       1,640,135
------------------------------------------------------------------------------------------------------------------------------------
975-00  CONTINGENCY                             0.00%                                                                           0
------------------------------------------------------------------------------------------------------------------------------------
990-00  INSURANCE                                       see attached quote/3yrs E&O                                        46,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        TOTAL BEFORE PRODUCTION FEE                                                                                     1,686,135
------------------------------------------------------------------------------------------------------------------------------------
        PRODUCTION FEE                          7.00%                                                                     118,029
------------------------------------------------------------------------------------------------------------------------------------
        GRAND TOTAL                                                                                                     1,732,135
------------------------------------------------------------------------------------------------------------------------------------

               PART OF AGREEMENT BETWEEN TEAM ENTERTAINMENT GROUP
                       AND DISCOVERY COMMUNICATIONS, INC.
                            DATED SEPTEMBER 19, 1997


                                   EXHIBIT C
                              PRODUCTION SCHEDULE

                           [TEN (10) PAGES TO FOLLOW]










                                                       Exhibit C - Page 1 of 11

                                                                           FINAL

                         SEPTEMBER 1997 "AMAZING TAILS"

                                   SEASON II

                                MONTHLY PLANNER




September 1

September 2

September 3

September 4

September 5

September 6

September 7

September 8

September 9

September 10

September 11

September 12

September 13

September 14

September 15

September 16

September 17

September 18

September 19

September 20

September 21

September 22

September 23

September 24

September 25

September 26

September 27

September 28

September 29 Field shoots begin
             Office set up
             Producers in
             Researcher in
             Story editor in

September 30 Field shoots

                          OCTOBER 1997 "AMAZING TAILS"

                                   SEASON II

                                MONTHLY PLANNER





October 1       Field shoots

October 2       Field shoots

October 3       Field shoots

October 4

October 5

October 6       Field shoots
                PA's in

October 7       Field shoots

October 8       Field shoots

October 9       Field shoots

October 10      Assistant editor in
                Field shoots

October 11

October 12

October 13      Field shoots
                off line editor 1 in

October 14      Field shoots

October 15      Field shoots

October 16      Field shoots

October 17      Field shoots

October 18

October 19

October 20      Field shoots

October 21      Field shoots

October 22      Field shoots

October 23      Field shoots

October 24      Field shoots

October 25

October 26

October 27      Field shoots

October 28      Field shoots

October 29      Field shoots

October 30      Field shoots

October 31      Field shoots

                         NOVEMBER 1997 "AMAZING TAILS"

                                   SEASON II

                                MONTHLY PLANNER





November  1

November  2

November  3     Field shoots
                Off-line
                editor 2 in

November  4     Field shoots

November  5     Field shoots

November  6     Field shoots

November  7     Field shoots

November  8

November  9

November 10     Field shoots

November 11     Field shoots

November 12     Field shoots

November 13     Field shoots

November 14     Field shoots

November 15

November 16

November 17     Field shoots
                Off-line editor 3 in
                Off-line editor 4 in

November 18     Field shoots

November 19     Field shoots

November 20     Field shoots

November 21     Field shoots

November 22

November 23

November 24     Field shoots

November 25     Field shoots

November 26     Field shoots

November 27     Field shoots

November 28     Field shoots

November 29

November 30

                         DECEMBER 1997 "AMAZING TAILS"

                                   SEASON II

                                MONTHLY PLANNER


December 1  Field shoots

December 2  Field shoots

December 3  Field shoots

December 4  Field shoots

December 5  Field shoots

December 6

December 7

December 8   Field shoots
             Host wraps eps 1-13
             Post Supervisor in

December 9   Field shoots
             Host wraps eps 1-13

December 10  Field shoots
             Host wraps eps 1-13

December 11  Field shoots
             Host wraps eps 1-13

December 12  Field shoots

December 13

December 14

December 15  Field shoots
             VO Narration record

December 16  Field shoots
             VO Narration record

December 17  Field shoots

December 18  Field shoots

December 19  Field shoots

December 20

December 21

December 22  Hiatus

December 23  Hiatus

December 24  Hiatus

December 25  Hiatus

December 26  Hiatus

December 27

December 28

December 29  Hiatus

December 30  Hiatus

December 31  Hiatus

                          JANUARY 1998 "AMAZING TAILS"

                                   SEASON II

                                MONTHLY PLANNER




January 1   Hiatus

January 2   Hiatus

January 3

January 4

January 5   Field shoots
            Off-line editor 5 in
            On-line eps 1-13

January 6   Field shoots
            On-line eps 1-13

January 7   Field shoots
            On-line eps 1-13

January 8   Field shoots
            On-line eps 1-13

January 9   Field shoots
            On-line eps 1-13

January 10

January 11

January 12  Field shoots
            On-line eps 1-13

January 13  Field shoots
            On-line eps 1-13

January 14  Field shoots
            On-line eps 1-13

January 15  Field shoots
            On-line eps 1-13

January 16  Field shoots
            On-line eps 1-13

January 17

January 18

January 19  Field shoots
            On-line eps 1-13

January 20  Field shoots
            On-line eps 1-13

January 21  Field shoots
            On-line eps 1-13

January 22  Field shoots
            On-line eps 1-13

January 23  Field shoots
            On-line eps 1-13

January 24

January 25

January 26  Field shoots
            On-line eps 1-13

January 27  Field shoots
            On-line eps 1-13

January 28  Field shoots
            On-line eps 1-13

January 29  Field shoots
            On-line eps 1-13

January 30  Field shoots
            On-line eps 1-13

January 31

                         FEBRUARY 1998 "AMAZING TAILS"

                                   SEASON II

                                MONTHLY PLANNER



February 1

February 2       Field shoots
                 On-line eps 1-13

February 3       Field shoots
                 On-line eps 1-13

February 4       Field shoots
                 On-line eps 1-13

February 5       Field shoots
                 On-line eps 1-13

February 6       Field shoots
                 On-line eps 1-13

February 7

February 8

February 9       Field shoots
                 On-line eps 1-13

February 10      Audio Sweetening
                 eps 1-13
                 Field shoots
                 On-line eps 1-13

February 11      Audio Sweetening
                 eps 1-13
                 Field shoots
                 On-line eps 1-13

February 12      Audio Sweetening
                 eps 1-13
                 Field shoots
                 On-line eps 1-13

February 13      Audio Sweetening
                 eps 1-13
                 On-line eps 1-13

February 14

February 15

February 16      Audio Sweetening
                 eps 1-13
                 On-line eps 1-13

February 17      Audio Sweetening
                 eps 1-13
                 On-line eps 1-13

February 18      Audio Sweetening
                 eps 1-13
                 On-line eps 1-13

February 19      Audio Sweetening
                 eps 1-13
                 On-line eps 1-13

February 20      Audio Sweetening
                 eps 1-13
                 On-line eps 1-13

February 21

February 22

February 23      Audio Sweetening
                 eps 1-13
                 On-line eps 1-13

February 24      Audio Sweetening
                 eps 1-13
                 On-line eps 1-13

February 25      Audio Sweetening
                 eps 1-13
                 On-line eps 1-13

February 26      Audio Sweetening
                 eps 1-13
                 On-line eps 1-13

February 27      Audio Sweetening
                 eps 1-13
                 On-line eps 1-13
                 Story editor out
February 28

                           MARCH 1998 "AMAZING TAILS"

                                   SEASON II

                                MONTHLY PLANNER





March  1

March  2       Audio Sweetening eps 1-13
               On-line eps 1-13

March  3       Audio Sweetening eps 1-13
               On-line eps 1-13

March  4       Audio Sweetening eps 1-13
               On-line eps 1-13

March  5       Audio Sweetening eps 1-13
               On-line eps 1-13

March  6       Audio Sweetening eps 1-13
               On-line eps 1-13

March  7

March  8

March  9       Audio Sweetening eps 1-13
               On-line eps 1-13

March 10       Audio Sweetening eps 1-13
               On-line eps 1-13

March 11       Audio Sweetening eps 1-13
               On-line eps 1-13

March 12       Audio Sweetening eps 1-13
               On-line eps 1-13

March 13       Audio Sweetening eps 1-13
               off-line editor 1 out
               On-line eps 1-13

March 14

March 15

March 16       Audio Sweetening eps 1-13

March 17       Audio Sweetening eps 1-13

March 18

March 19

March 20       deliver eps 1-13

March 21

March 22

March 23       Host wraps eps 14-26

March 24       Host wraps eps 14-26

March 25       Host wraps eps 14-26

March 26       Host wraps eps 14-26

March 27

March 28

March 29

March 30       VO & Narration record

March 31       VO & Narration record

                           APRIL 1998 "AMAZING TAILS"

                                   SEASON II

                                MONTHLY PLANNER






April 1         Begins on line eps
                14-26
                VO & Narration
                record

April 2         On-line eps 14 - 26

April 3         off-line editor 2
                out
                On-line eps 14 - 26
                Researcher out

April 4

April 5

April 6         On-line eps 14 - 26

April 7         On-line eps 14 - 26

April 8         On-line eps 14 - 26

April 9         On-line eps 14 - 26

April 10        On-line eps 14 - 26

April 11

April 12

April 13        On-line eps 14 - 26

April 14        On-line eps 14 - 26

April 15        On-line eps 14 - 26

April 16        On-line eps 14 - 26

April 17        Off-line editor 3 out
                Off-line editor 4 out
                On-line eps 14 - 26

April 18

April 19

April 20        On-line eps 14 - 26

April 21        On-line eps 14 - 26

April 22        On-line eps 14 - 26

April 23        On-line eps 14 - 26

April 24        On-line eps 14 - 26

April 25

April 26

April 27        On-line eps 14 - 26

April 28        On-line eps 14 - 26

April 29        On-line eps 14 - 26

April 30        On-line eps 14 - 26

                            MAY 1998 "AMAZING TAILS"

                                   SEASON II

                                MONTHLY PLANNER




May 1   On-line eps 14-26

May 2

May 3

May 4   On-line eps 14-26

May 5   On-line eps 14-26

May 6   On-line eps 14-26

May 7   On-line eps 14-26

May 8   Coordinating producer out
        On-line eps 14-26
        Series producer out

May 9

May 10

May 11  On-line eps 14-26

May 12  On-line eps 14-26

May 13  Audio Sweetening eps 14-26
        On-line eps 14-26

May 14  Audio Sweetening eps 14-26
        On-line eps 14-26

May 15  Audio Sweetening eps 14-26
        On-line eps 14-26

May 16

May 17

May 18  Audio Sweetening eps 14-26
        On-line eps 14-26

May 19  Audio Sweetening eps 14-26
        On-line eps 14-26

May 20  Audio Sweetening eps 14-26
        On-line eps 14-26

May 21  Audio Sweetening eps 14-26
        On-line eps 14-26

May 22  Audio Sweetening eps 14-26
        Off-line editor 5 out
        On-line eps 14-26

May 23

May 24

May 25  Audio Sweetening eps 14-26
        On-line eps 14-26

May 26  Audio Sweetening eps 14-26
        On-line eps 14-26

May 27  Audio Sweetening eps 14-26
        On-line eps 14-26

May 28  Audio Sweetening eps 14-26
        On-line eps 14-26

May 29  Audio Sweetening eps 14-26
        On-line eps 14-26

May 30

May 31

                           JUNE 1998 "AMAZING TAILS"

                                   SEASON II

                                MONTHLY PLANNER


June    1       Audio Sweetening eps 14-26
                On-line eps 14-26
June    2       Audio Sweetening eps 14-26
                On-line eps 14-26
June    3       Audio Sweetening eps 14-26
                On-line eps 14-26
June    4       Audio Sweetening eps 14-26
                On-line eps 14-26
June    5       Audio Sweetening eps 14-26
                On-line eps 14-26
June    6

June

June    8       Audio Sweetening eps 14-26
                On-line eps 14-26
June    9       Audio Sweetening eps 14-26
                On-line eps 14-26
June   10       Audio Sweetening eps 14-26
                On-line eps 14-26
June   11       Audio Sweetening eps 14-26

June   12       Audio Sweetening eps 14-26
                Line producer out
                PA out
June   13

June   14

June   15       Audio Sweetening eps 14-26

June   16       Audio Sweetening eps 14-26

June   17       Audio Sweetening eps 14-26

June   18

June   19       Deliver eps 14-26

June   20

June   21

June   22

June   23

June   24

June   25

June   26

June   27

June   28

June   29

June   30

               PART OF AGREEMENT BETWEEN TEAM ENTERTAINMENT GROUP
                       AND DISCOVERY COMMUNICATIONS, INC.
                             DATED SEPTEMBER 19, 1997

                                    EXHIBIT D
                                PROGRAM MATERIALS

        The Program Materials for the each Program in the Series shall consist of elements and documentation listed below. Producer and DCI further agree that DCI may require Producer to deliver certain other materials in addition to the Program Materials specifically listed below (the "Additional Program Materials"). Any and all Additional Program Materials will be delivered to DCI by Producer and included as part of the Program Materials, provided that, if and to the extent the cost of any Additional Program Materials cannot be accommodated within DCI approved Production Budget, Producer shall give DCI written notice of the incremental direct, out-of-pocket cost involved and secure DCI's prior written approval before incurring such additional cost.

  INCOMPLETE DELIVERY: To the extent that any materials or documents are incomplete or fail to meet the material requirements specified herein, DCI shall so notify Producer with reasonable specificity, and Producer shall promptly thereafter correct all such deficiencies by making delivery to DCI of the proper materials and documents required hereunder. Acceptance by DCI of less than all of the items required for delivery of the program and/or release of the program by DCI prior to delivery of all of the items required for delivery of the program shall not be construed as a waiver by DCI of Producer's obligation to deliver any item required hereunder. Under no circumstances shall Producer be relieved of the obligation to deliver all of the materials and documents required hereunder, nor shall DCI be deemed to have waived any of said delivery requirements unless DCI shall so notify Producer in writing designating the particular item or items which need not be delivered by Producer to DCI. If Producer fails to correct the deficiency in a timely manner and if DCI is required to correct the deficiencies directly, DCI reserves the right take steps to recover those direct costs incurred by withholding those direct costs from the final payment/production fee.

  PROGRAM MATERIAL DELIVERY DATES:
  A.    Program Milestone Materials:
        Al-A9:            Due no later than October 6, 1997
        A10-A11:          Due no later than January 5, 1998
        A12:              Due no later than February 9, 1998


                                                        Exhibit D - Page 1 of 10

  B.    Program Master Tapes:
        Programs 1-13:   Due no later than March 20, 1998
        Programs 14-26:  Due no later than June 19, 1998
  C.    Program Production Elements Binders
        Programs 1-13:   Due no later than April 6, 1998
        Programs 14-26:  Due no later than July 3,1998
  D.    Program Legal Binders:
        Programs 1-13:   Due no later than April 6, 1998
        Programs 14-26:  Due no later than July 3, 1998
  E.    Final Accounting Binder:
        Due no later than July 3, 1998

  A.     PROGRAM MILESTONE MATERIALS:

  1. CLEARANCE/RELEASE DOCUMENTS: Refer to Clause 2.4 and 2.5 of the contract agreement. Legal counsel for the production company is required to have provided the following documents to the production before the start of principal photography. Confirmation of this legal review is required by DCI.

        a)     Personal Appearance Releases
        b)     Talent Releases and contracts
        c)     Location Releases
        d)     Name Product/Logo Releases
        e)     Acquired Footage/Still Photography Clearance
        f)     Acquired Public Domain Documentation

2. PRODUCTION INSURANCE POLICIES AND CARNET: Copy of production's insurance policy from the insurance company. Confirmation of Carnet documentation.

3. SEGREGATED PRODUCTION BANK ACCOUNT. Verification of one production bank account and identification of two authorized signatories.

4. PRODUCTION CONTRACTOR AGREEMENTS: Confirmation of agreements for all listed in the contracted budget. All contracts are to be fully executed before any payment is made to that hire.

        a)    Personnel
        b)    Crew
        c)    Graphics
        d)    Music: Original and License source agreements
        e)    Equipment


                                                        Exhibit D - Page 2 of 10

        f)   Facilities

  5. BIOGRAPHIES/RESUMES/CV'S: BIOGRAPHIES AND PHOTOS (when available) on key talent, producer, and director. Resumes /CV's and demo tapes (if required) on all key departmental personnel.

  6. PRODUCTION CONTACT SHEET. Current draft of all production personnel, vendors and facilities relevant to the program's production including name, address, telephone number and role. (This is for DCI internal purposes only).

  7. FORMAT LIST: Technical list of audiotape and videotape formats used in production and post production process before principal photography begins. Description of production and post-production process (i.e. transfer formats, editing formats, mastering formats, delivery formats) including a list of all audio and video formats indicating whether an analog or digital signal pass is used.

  8. MONTHLY COST REPORTING: Each month the following accounting documents are to be produced by the program's production accountant and production manager and sent to DCI Production Management for review:
        a)     Cost Report
        b)     Accompanying bank statements
        c)     Bank reconciliation
        d)     Check register
        e)     One Sheet Explanation of Variances.
        f)     Monthly Production Report

9. ACCOUNTING POLICY: Written policy for Travel and Entertainment reimbursements invoice approval and payment process and petty cash sign out and reconciliation.

10. PROMOTIONAL SLIDES: Minimum of 30, professional quality (a professional photographer does not need to be hired), 35mm color slides, all materials cleared for use in all media, all markets worldwide in perpetuity. Said slides shall depict different scenes from the Program and principal "players". Please follow the enclosed DCI Promotional Stills Guidelines.

11. PRODUCTION SLIDES INFORMATION FORM: Producers are required to complete the two page "Production Stills Information Sheet" for all slides/stills.


                                                        Exhibit D - Page 3 of 10

  12. PROMOTIONAL SELECT REELS: BETACAM SP NTSC tape of A minimum of ten minutes (or at the request of DCI) of broadcast quality footage (without sound - non produced) required at milestones of production and post production to be used by DCI in any medium to promote the program or DCI All materials cleared for use in all media, all markets worldwide for the license term.

  13.   ONE SHEET: Program description of 100 words or more for each episode.

  B.    PROGRAM MASTER TAPES:
        A COMPLETED DCI RUNSHEET & TAPE EVALUATION REPORT MUST BE ENCLOSED WITH EACH PROGRAM MASTER TAPE AND PROTECTION MASTER TAPE.

  1. DIGITAL BETACAM NTSC STEREO MASTER (MONO COMPATIBLE), 26 x 25:00 minute program with graphics, titles and credits**. Such version of each program shall be at least (25:00) consecutive, seamless minutes in length (with text graphics included). Time code on ASTC.

        Audio:   Channel 1: Full mix stereo left
                 Channel 2: Full mix stereo right
                 Channel 3: M&E w/dialogue, stereo left Final mix level - not dipped for narration
                 Channel 4: M&E w/dialogue, stereo right Final mix level - not dipped for narration

              Final narration should be delivered on a separate DAT

        NOTE: All Stereo shall be fully mono compatible. Fully mono compatible means that when the left and right stereo channels are actively combined to mono there is no discernible change in audio level or fidelity.

  2. DIGITAL BETACAM NTSC STEREO PROTECTION MASTER (MONO COMPATIBLE). Specifications as B-1. Ship Protection Masters for quality control (QC) acceptance then ship Masters for qc acceptance.

  3. DIGITAL BETACAM NTSC MONO MASTER, 26 x 25:00 minute program with graphics, titles and credits**. Such version of each program shall be at least (00:00) consecutive, seamless minutes in length (with text graphics included). Time code on ASTC.


                                                        Exhibit D - Page 4 of 10

         Audio:   Channel 1: Full mix
                  Channel 2: Music Final mix level - not dipped for narration Channel 3: Effects Final mix Level - not dipped for narration Channel 4: Dialogue Final mix level - not dipped for narration
              Final narration should be delivered on separate DAT

  4. DIGITAL BETACAM NTSC MONO PROTECTION MASTER. Specifications as B-1. Ship Protection Masters for quality control (QC) acceptance then ship Masters for QC acceptance.

  5. **SEPARATE TEXTLESS MASTER 26 x 25:00 program without graphics, titles, and credits. Specifications as B-1. Time code on ASTC.)
                                       OR

  **CLEAN COVER SHOTS for all graphics, titles or credits should be attached to the end of each tape. A list of lower third graphics/super shots with program running time reference which need title/text graphics for all programs should be supplied.

  6. SCRIPT TRANSCRIPTION TAPE: FIRST GENERATION VHS NTSC dub of program master with visible time code (VTC). The transcription tape is to be sent directly to the transcription vendor at the same time the master is sent to DCI for QC.

  7.     GRAPHICS MASTER: DIGITAL BETACAM NTSC:

         a) Full open should be a minimum of at least:15 seconds, including a :02 pad to dissolve out. Title should resolve :02 seconds before pad (i.e., if title is :15, resolve should end by :13).
         b) Title Elements with matts - should be a keyable title not just a type treatment.
         c)     Full open with clean resolve without title logo.
         d)     All background elements.
         e)     Any animated moves, including all layered pieces.
         f)     Any elements that could be used for promotions.
         g) Credit bed - clean of text graphics/supers. Maximum length of credits are :30 seconds.

8. VIEWING MASTER: FIRST GENERATION VHS OR 3/4" U-MATIC NTSC approval copy of final master.


                                                        Exhibit D - Page 5 of 10

  9. MUSIC AND NARRATION DATS: Copies of original recordings of all commissioned music on DAT and Midi file. Final Narration DAT.

  10. SEPARATE AUDIO - One DA-88 or Three DAT Tapes. EXCEPT for FULL MIX tracks, DA-88 or DAT tapes are to be delivered at FINAL MIX CONSTANT LEVEL (i.e. will re-create final mix, without dips for narration, using fixed pre-set fader positions) on separate tracks or as follows:
        (DA-88/DATS must be in sync with matching time code to Edit Masters).


       (FOR STEREO MASTERS ONLY)
                                                       OR
        -------------------------------------------------------------
          AUDIO                                 DAT          DA-88
          ASSIGNMENT                                         -------
                                                             TAPE #1
                                                             STEREO
        -------------------------------------------------------------
          Full Mix          Stereo    Left      TAPE #1         1
                                                Channel 1
        -------------------------------------------------------------
          Full Mix          Stereo    Right     Channel 2       2
        -------------------------------------------------------------
          Music             Stereo    Left      TAPE #2         3
                                                Channel l
        -------------------------------------------------------------
          Music             Stereo    Right     Channel 2       4
        -------------------------------------------------------------
          Effects           Stereo    Left      TAPE #3         5
                                                Channel 1
        -------------------------------------------------------------
          Effects           Stereo    Right     Channel 2       6

C.    PROGRAM PRODUCTION ELEMENT BINDER:

1. PROGRAM SCRIPT: Script will be supplied directly to DCI by DCI Transcription Vendor.

2. EDIT DECISION LIST (EDL) AND EDL DISK: Typewritten hard copy and CMX compatible DOS 3.5" computer disk. May also include AVID EDL output on 3.5" computer disk and hard copy.

3. SUGGESTED EDL: Producer's suggested edit list to bring the program to DCI's time requirements.


                                                        Exhibit D - Page 6 of 10

4. MUSIC CUE SHEETS: One copy of the music cue sheet detailing all music contained in the program including the title of each composition, the names of composers, publishers, and copyright owners, the usage (whether instrumental, instrumental-visual, vocal-visual or otherwise), the place and number of such uses in the program and running time for each cue, the performing rights society involved, and any other information customarily set forth in music cue sheets.

5. CHYRON LIST: List of all supered shots, lower third titles/identification and text graphics for the program. The program running timecode reference for the title/text graphics for master all versions.

6. CREDIT LIST: DCI APPROVED, AS BROADCAST CREDIT LIST for each episode of the series. Denoting (*) all contractually obligated credits which have received DCI's prior approval. Include all copyright information. Due to time restrictions, DCI reserves the right to reduce non-contractually obligated credits. (Credit roll is not to exceed :30 unless otherwise approved by DCI.)

7. PRODUCTION STILLS INFORMATION FORM: Copy of the two page "Production Stills Information Sheet" for all slides/stills.

8. FINAL FORMAT LIST: As produced technical list of audiotape and videotape formats used in production and post production. Description of production and post-production process (i.e. transfer formats, editing formats, mastering formats, delivery formats) including a list of all audio and video formats indicating whether an analog or digital signal pass.

9. PROGRAM MASTER INVENTORY LISTS: Typewritten inventories of all program materials, field masters and master audio and video tapes elements including a copy of all packing lists sent to DCI.

D.    PROGRAM LEGAL BINDER:

1.    MUSIC CUE SHEETS: Duplicate copy.

2.    CHYRON LIST: Duplicate copy,

3.    CREDIT LIST: Duplicate copy.


                                                        Exhibit D - Page 7 of 10

4. INSURANCE DOCUMENTS: Final and original documents of all Production and E&O Insurance policies.

5. BBCWA DECLARATION FORM: Completion and delivery to the BBCWA and DCI of the Declaration Form for all BBC materials used within the program.

6. COPIES OF ACQUIRED MATERIALS/RELEASE DOCUMENTS: Copies of all Acquired Materials/Release documents and corresponding log sheet. All clearances are to be fully executed. All documents are to be cleared for the license term. If a DCI waiver has been issued, copies of all DCI written waivers are to be attached to the release. Foreign language releases require an attached English translation: (See sample exhibits). Release classification:

      a)     Personal Appearance Releases
      b)     Talent Releases and contracts
      c)     Location Releases
      d)     Name Product/Logo Releases
      e)     Acquired Footage/Still Photography Clearance
      f)     Acquired Public Domain Statement and Documentation

7. COPIES OF PRODUCTION CONTRACTOR AGREEMENTS: Copies of all third party contracts for all listed in the contracted budget. All contracts are to be fully executed.

      a)    Personnel
      b)    Crew
      c)    Graphics
      d)    Music: Original and License source agreements
      e)    Equipment
      f)    Facilities

8. LOG SHEETS: Required inventory of all documents. Completion of Log Sheets for all Acquired Materials/Release/Contract documents organized by classification and in the sequential order they appear in the program.
      The legal document is to have the log/contract number, program title and running timecode from the master on each document. Except for Archive materials, once the release has been recorded on the log sheet, you do not have to re-record the release on the log. Releases that were not used within the program are still to be listed at the bottom of the Log Sheets, however please indicate the time-code column "not used" or "out-take".
      If any of the following clearance documents are not required for your production


                                                        Exhibit D - Page 8 of 10
        you still required to complete a log sheet - Indicate "MATERIAL NOT
        USED IN THIS PRODUCTION".
        LOG SHEETS:

        a)    Personal Appearance Releases Log Sheet
        b)    Location Releases Log Sheet
        c)    Name Product/Logo Releases Log Sheet
        d)    Acquired Footage/Still Photography & Public Domain Clearance
        e)    Contractor Log Sheet
        f)    Talent Log Sheet

  9. FINAL PRODUCTION CONTACT SHEET. Final contact sheet of all production personnel, vendors and facilities relevant to the program's production including name, address, telephone number and role. (This is for DCI internal purposes only).

  10. FINAL RESEARCH CONTACT SHEET: Includes all research contacts for all on and off camera experts, trade organizations, fact checking used in the production of the program and for script verification including name, address, telephone number and role. (This is for DCI internal purposes only.)

  11. PROGRAM INFORMATION FACT SHEET: Completion of the Program Information Fact Sheet Exhibit.

  E.    FINAL ACCOUNTING BINDER:

  FINAL COST ACCOUNTING: Final documents are to certified as true and signed by the program's production accountant, production manager and Executive Producer as to the total and final cost of production. All documents are to be filed in date order.

  1. COST REPORTS AND FINAL COST REPORT: Copies of all monthly cost reports including Final Cost Report.

  2. FINAL MONTHLY PRODUCTION REPORTS: All original Production Reports organized by date. Reports' correspond to the Final Production Schedule.

  3.    BANK STATEMENTS: Copies of all Bank Statements including final
        Statement.

  4. BANK RECONCILIATION: Copies of all Bank Reconciliation including Final Reconciliation.


                                                        Exhibit D - Page 9 of 10

5. ACCOUNTING POLICY: Duplicate copy of Travel and Entertainment reimbursements invoice approval and payment process and petty cash sign out and reconciliation policies.

      SEND PROGRAM MATERIALS TO:    GREGG WEIR/DCI VAULT OPERATIONS
                                    DISCOVERY COMMUNICATIONS, INC.
                                    REFERENCE: MICKEY MCKENZIE
                                    7700 WISCONSIN AVENUE
                                    BETHESDA, MARYLAND 20814-3579

        (PLEASE FOLLOW THE REQUIRED DCI SHIPPING, LABELING AND INVENTORY REQUIREMENTS FOR ALL SHIPMENTS.)


                                                       Exhibit D - Page 10 of 10

                             AMAZING TAILS SEASON 2
                                PAYMENT SCHEDULE

ALL PAYMENTS HEREUNDER ARE SUBJECT TO SATISFACTORY COMPLETION OF THE APPLICABLE PRODUCTION MILESTONE AND RECEIPT OF THE APPLICABLE COST REPORT, BANK STATEMENT AND BANK RECONCILIATION.

PAYMENT                PRODUCTION                             PAYMENT         PAYMENT DATE*
NUMBER                 MILESTONE                              AMOUNT
----------------------------------------------------------------------------------------------------
        Producer hereby acknowledges receipt of              $75,000.00

  1     Payable upon execution of this Agreement by         $159,260.00
        both parties

  2     Payable upon delivery to and approval by DCI        $226,680.00       Not earlier than
        of Story segment outlines 1-10, and Program                            October 15, 1997
        Materials A1-A9.

  3     Payable upon delivery to and approval by DCI        $159,254.00       Not earlier than
        of Story segment outlines 11-35, Scripts for                            January 6, 1998
        host wraps for programs 1-13, Story segment
        rough cuts of segments 1-25, rough cuts of
        programs 1-13.

  4     Payable upon delivery to and approval by DCI        $156,600.00       Not earlier than
        of Story segment outlines 36-50, Program                               February 3, 1998
        materials A10-A11 for the series, fine cuts
        of programs 1-3. and rough cuts of segments
        26-35.

  5     Payable upon delivery to and approval by DCI         $74,318.00       Not earlier than
        of Program material Al2 for the series. Story                          March 3, 1998
        segment outlines 51-70, rough cuts of segments
        36-60, and fine cuts of programs 4-7.

  6     Payable upon delivery to and approval by DCI         $79,627.00       Not earlier than
        of Program material Al3, Story segment                                 April 7, 1998
        outlines 71-95, rough cuts of segments 61-75,
        and fine cuts of programs 8-13.

  7     Payable upon delivery to and approval by DCI         $63,761.00       Not earlier than
        of Program Materials binders and Legal binders                           May 5, 1998
        for programs 1-13, Scripts for host wraps
        14-26, and fine cuts of programs 14-16.



8       Payable upon delivery to and approval by DCI        $110,500.00       Not earlier than
        of fine cut, programs 17-26, master tapes,                              June 30, 1998
        programs 14-26, Program Materials binders and
        Legal binders, programs 14-26, Final
        Accounting binder, and all series
        materials.

        TOTAL PRODUCTION FEE                              $1,105,000.00


               PART OF AGREEMENT BETWEEN TEAM ENTERTAINMENT GROUP
                       AND DISCOVERY COMMUNICATIONS, INC.
                             DATED SEPTEMBER 19,1997

                                    EXHIBIT F
                          NTSC TECHNICAL SPECIFICATIONS

VIDEO SPECIFICATIONS:

Video Program material shall be produced using industry standard and accepted norms good practice and workmanship.

a) Master and source video tapes must meet industry standard or industry accepted standards for tape format interchange.

b) Master and source video tapes must not have any visible video impairments. Exception: Dropout count may not exceed one per running minute

c)      Vertical blanking should fall within FCC specifications.
        (19 lines + or - 2 lines)

d)      Horizontal blanking should fall within FCC specifications.
        (10.9 + or - 0.2 microseconds, with the front and back porch 1.5 and 4.7, respectively)

e) Composite video white levels should not exceed 100 IRE units, and program black levels should not extend below 7.5 IRE units. Neither the program luminance whites or blacks should be clipped excessively.

f) Composite chroma levels should not exceed 110 IRE and may be clipped to prevent transmission over modulation.

g) Horizontal and vertical synchronizing pulses, where applicable, must be recorded in the program tape at a level of 40 IRE.

Control track (CTL) pulses must be continuous and contain color frame pulses. The control track must be properly phased to the recorded video vertical interval.

Each program shall be preceded with a minimum. of 1 minute of SMPTE or EIA color bars (75% chroma amplitude) and a reference tone of 1000 or 400 Hz, followed by a 15 second slate, a countdown and 2 seconds of black before start of program. The tape must have a minimum of 30 seconds of black following the



                                                         Exhibit F - Page 1 of 3
last program picture and audio. The program material must be representative of the audio and video reference signals.

AUDIO SPECIFICATIONS:

Audio program material shall be produced using industry standard and accepted norms good practice and workmanship.

a) The audio portion of the master and source audio and video tapes must be produced so that no noise, static, dropouts or extraneous distortion is recorded in the audio.

b) AUDIO CHANNELS - STEREO AUDIO MUST BE FULLY MONO COMPATIBLE, THE AUDIO CHANNELS MUST BE IN THE PROPER PHASE. Dolby NR should not be encoded for Digital or 1 inch tape formats. (Note: 1 inch refers to Type C format)

c) NOTE: FULLY MONO COMPATIBILITY MEANS THAT WHEN THE LEFT AND RIGHT STEREO CHANNELS ARE ACTIVELY COMBINED TO MONO THERE IS NO DISCERNIBLE CHANGE IN AUDIO LEVEL OR FIDELITY.

d)      Timecode - SMPTE DROPFRAME-TIMECODE IS MANDATORY!

e)      Program start timecode must read 01:00:00:00.

f) All time code references, i.e. vertical interval time code, (VITC), longitudinal time code. (LTC) or audio sector time code on Digital formats (ASTC) MUST match exactly.

g) Program audio must reflect reference tone level. Audio levels must be consistent throughout the program.

h) Headroom: Transmission limiters clip at +8 dB. TRANSIENT AUDIO PEAKS MUST NOT EXCEED +10 dB ABOVE REFERENCE TONE. Due to the inherent lag in the VU meter movement, program audio that ranges form -5 to -2 VU will roughly equal 10 dB of headroom and not exceed specifications for limiting peak excursions.

        NOTE: CONVERSELY WHEN MASTERING TO A DIGITAL FORMAT AND/OR USING A "PEAK" METER, SET REFERENCE TONE TO 0 VU (USUALLY -20 dB, FULL SCALE). AUDIO THAT PEAKS AT +8 TO +10 VU, ABOVE REFERENCE, WILL PUT THE AVERAGE LEVEL NEAR 0 VU.


                                                         Exhibit F - Page 2 of 3

i) Pre-emphasis: FM transmission modulators (USA) use the 75 microsecond pre-emphasis curve. All signal processing must take into account the pre-emphasis curve. Improper "Sweetening", i.e. excessive equalization in the higher frequencies, can cause sibilance and severe distortion, if the EIA 75 microsecond pre-emphasis curve is not used.

j) Audio compression: Program audio should have good dynamic range, within the parameters listed above. Audio compression techniques used to enhance the overall program loudness of the final mix should be avoided, as this reduces the perception of audio quality by the listener.



                                                         Exhibit F - Page 3 of 3

               PART OF AGREEMENT BETWEEN TEAM ENTERTAINMENT GROUP
                       AND DISCOVERY COMMUNICATIONS, INC.
                            DATED SEPTEMBER 19, 1997

                                    EXHIBIT G
                                TIME REQUIREMENTS

                            [TO BE PROVIDED BY DCI]



                                                         Exhibit G - Page 1 of 1

               PART OF AGREEMENT BETWEEN TEAM ENTERTAINMENT GROUP
                       AND DISCOVERY COMMUNICATIONS, INC.
                             DATED SEPTEMBER 19,1997

                                    EXHIBIT H
                              PRODUCTION FACT SHEET

  1.     EXACT PROGRAM/SERIES TITLE:____________________________________________

  2.     LENGTH OF EACH EPISODE IN MINUTES __________ NUMBER OF EPISODES________

  3.     BROADCAST HISTORY:

         *Country(s) and year where previously aired ___________________________ *Network(s) and year on which previously aired ________________________ *EXACT airdate of its World premiere, if outside the U.S.______________

4.      PRODUCER________________________________________________________________

5.      COUNTRY OF ORIGIN ________________________ YEAR PRODUCED _______________

6.      PLEASE SEND FOLLOWING MATERIALS:
         *Printed promotional material
         *Host Biography
         *Publicity Photos
         *Series and episode description (100 words or more each)

7.      AWARDS WON (Year and name of award. Category name where known): ________
        ________________________________________________


8. Who at your company should DCI contact with questions about information on this form?

               Name___________________________________ Phone __________________

9.      HOST NAME:______________________________________________________________

l0.     TALENT CONTACT (name and phone)_________________________________________

ll.     COMPANION PRODUCTS (home video, books, premiums, etc.)__________________
        ________________________________________________________________________

12.     WHO HOLDS THE COPYRIGHT? _________________________COPYRIGHT YEAR _______

13. OTHER MERCHANDISABLE INFO (Has producer or cinematographer won awards in the past? Were there any distinguished experts involved in the production? Did the production require technological or cinematic innovations? Is there rare or unusual footage in the program? Will the host be available for promotions? What inspired the making of the film?
        ________________________________________________________________________

14.     Where should we refer viewers who want more information on your program?

        ________________________________________________________________________

**If you have any questions regarding this form please contact Patricia Daniels in Internal Program Resources at 301-986-0444 ext. 5266.


                                                         Exhibit H - Page 1 of 1